EXHIBIT 99.1

MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	June 1, 2004	to	June 30, 2004

Mark One Box For Each Required Report/Document		This Report is Due 15 Days After the End of the Month.

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing.  File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	September 29, 2004		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Keith Johnson
Keith Johnson

			Position:	Director of Accounting and Investor Relations

			Phone:	662.746.4131
FORM 2-A
MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	1/31/004	02/29/04	03/31/04	04/30/04	05/31/04	06/30/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 5,133	$ 13,710	$ 29,136	$ 22,404
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866	44,324	48,532	44,625	75,559	51,856	42,573	34,593	27,925
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000	16,634	11,226	26,329	27,893	19,699	16,629	10,385	10,664
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508	5,678	5,920	6,719	7,249	8,219	5,252	5,814	115
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190	26,776	26,647	26,638	28,539	25,371	25,200	25,176	20,718
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791	11,997	8,866	17,379	16,608	13,797	13,233	13,681	12,544	10,390
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529	2,142	10,402	12,095	4,276	3,363	3,022	2,882	2,492
Current assets from discontinued operations								18,747	29,762	30,808	752	8,147	4,029	1,402	34,344
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913	131,143	153,853	174,075	164,295	135,020	124,096	121,931	129,050

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352	111,502	118,082	122,383	123,897	126,007	127,789	129,818	133,036
Assets held for sale						35,299	35,378	(0)	1,958	1,958	1,958	4,198	4,198	4,198	4,198
Other assets	26,688	27,738	10,345	9,599	8,852	8,258	7,562	6,903	6,208	5,512	4,817	4,322	3,615	2,912	2,284
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	289,362	288,215	285,623	215,265	214,027	212,703	209,561	208,368	207,233	173,803	172,431	171,102	119,026
Long-term assets from discontinued operations								44,886	-	-	-	1,882	1,882	1,882	0
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297	$ 502,200	$ 445,232	$ 434,011	$ 431,843	$ 387,594
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Debt due within one year		$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037	$ 106,913	$ 99,371	$ 100,055	$ 100,723
Accounts payable	$ (0)	12,276	15,736	25,579	20,670	17,994	17,660	20,178	19,976	29,152	26,437	20,571	18,982	18,456	16,361
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604	12,995	9,790	11,090	11,098	11,647	11,051	12,335	10,281
Deferred income taxes	0	0	0	(0)	(0)	0	(0)	0	(0)	0	(29)	0	(0)	(0)	0
Current liabilities from discontinued operations								6,123	3,800	4,346	2,591	1,522	1,048	621	14,347
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765	39,297	130,266	151,497	148,133	140,653	130,451	131,468	141,711

Liabilities subject to compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424	158,424	158,424	68,424	68,424	68,424	52,317	52,317	50,810	50,810
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092	1,194	1,194	1,194	1,194	1,194	1,194	1,194	1,194
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042	234,295	233,309	233,202	232,000	231,987	231,984	231,984	230,705
	470,126	470,316	407,555	406,636	406,007	405,567	405,559	393,913	302,927	302,821	301,619	285,498	285,494	283,988	282,709

Long-term debt								(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	37,434	36,811	36,158	36,091	34,823	35,084	35,043	34,980	34,527	34,348	34,296	26,369
Deferred income taxes			26,518	24,151	21,342	6,074	6,059	18,820	29,365	29,340	21,326	21,143	21,142	21,142	15,789
Long-term liabilities from discontinued operations								2,440	-	-	-	-	-	-	-

Shareholders' equity:
Common stock	280	280	280	280	280	280	280	280	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Accumulated deficit	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)	(247,519)	(273,576)	(268,875)	(266,806)	(301,359)	(302,827)	(304,714)	(346,041)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)	(12,505)	(12,273)	(15,398)	(15,115)	(13,099)	(12,467)	(12,206)	(10,811)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759	17,845	(7,981)	(6,404)	(4,053)	(36,589)	(37,425)	(39,051)	(78,983)
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297	$ 502,006	$ 445,232	$ 434,011	$ 431,843	$ 387,594
FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04	06/30/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759	$ 41,209	$ 22,719	$ 47,178	$ 38,061	$ 50,143	$ 18,760	$ 36,646	$ 31,941	$ 22,616
Other revenue	1,331	184	508	434	355	366	381	350	387	393	359	350	390	414	392
	381,039	18,834	46,494	28,692	37,371	34,126	41,590	23,069	47,565	38,454	50,501	19,109	37,036	32,356	23,008

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286	18,062	34,954	29,636	43,931	14,104	32,113	29,634	19,983
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090	(190)	1,971	1,967	1,525	2,378	2,063	1,718	1,678
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-	-	-	-	-	-	-	(0)	0
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085	(3,554)	96	0	0	(2,717)	589	305	59
	481,480	23,000	51,774	33,702	42,228	42,739	38,462	14,318	37,021	31,602	45,456	13,765	34,765	31,657	21,720

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128	8,751	10,544	6,852	5,045	5,344	2,271	699	1,288

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840	1,597	1,559	2,178	2,745	3,289	2,596	2,650	(3,244)
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)	(204)	(113)	(317)	(219)	(65)	84	(1,263)	(391)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422	7,357	9,098	4,990	2,520	2,121	(408)	(687)	4,922

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764	1,525	1,489	1,028	1,094	863	254	633	2,399
Financing fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	4,643
Severance and employee retention							768	72	228	49	90	1,912	103	212	636
Bankruptcy trustee fees	-	-	-	57	12	79	(3)	(20)	62	(15)	(10)	54	-	-	75
Settlements with customers and vendors								-	-	-	-	-	-	-	-
Impairment of long-lived assets						34,197		(34,197)	(175)	-	-	21,251	-	-	0
Rejected executory contracts								-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	19	3,793	(23)	(113)	(555)	61	81	(7)
	2,794	-	821	(250)	1,068	35,475	1,530	(32,601)	5,417	1,060	1,082	23,544	417	927	7,746

(Loss) income from continuing operations and before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)	39,959	3,681	3,931	1,437	(21,423)	(826)	(1,614)	(2,824)

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)	16,830	18,835	(35)	(530)	8,518	259	72	11,195

Net (loss) income from continuing operations	(92,779)	(4,038)	(8,996)	(4,129)	(4,778)	(30,508)	23	23,130	(15,155)	3,966	1,968	(29,942)	(1,084)	(1,686)	(14,018)

Discontinued operations:
(Loss) income from discontinued operations								(22,880)	825	736	725	(4,611)	(385)	(218)	(26,989)
(Loss) on disposal of discontinued operations									(11,728)	-	(624)	-	-	17	(320)
	-	-	-	-	-	-	-	(22,880)	(10,903)	736	101	(4,611)	(385)	(201)	(27,308)
Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)	$ 23	$ 250	$ (26,057)	$ 4,701	$ 2,069	$ (34,552)	$ (1,469)	$ (1,887)	$ (41,327)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04	06/30/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 5,133	$ 13,710	$ 29,136

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347	51,478	56,933	52,567	59,699	56,220	54,031	55,162	38,559
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866	78,305	55,438	50,024	51,393
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	112,908	142,310	116,532	125,565	134,524	109,469	105,186	89,952

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616	13,202	13,468	5,765	14,072	19,799	15,417	19,938	9,829
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374	14,120	22,886	30,087	26,735	19,672	7,311	7,597	20,992
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790	4,660	4,880	4,719	4,783	4,123	3,591	2,822	3,243
Utilities			1,211	1,583	2,520	2,000	1,016	1,918	1,643	1,609	1,146	727	692	958
Interest		2,412	1,044	-	2,227	1,042	-	2,271	1,344	1,158	2,085	886	1,512	1,841
Delivery & Storage		2,988	2,960	3,098	2,139	3,351	3,382	3,733	4,155	3,971	3,276	2,304	2,870	2,500
Operating &Maintenance Materials			1,811	1,121	1,992	1,622	1,750	2,801	2,444	3,160	1,134	1,213	508	573
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237	1,660	3,073	4,287	2,148	2,128	1,580	1,203	1,172
Reorganization	698	-	373	583	1,252	1,682	472	8,703	720	662	587	864	327	376
Capital Expenditures		527	970	727	1,094	686	351	1,084	555	363	1,176	1,042	282	644
Chemicals			835	801	859	563	1,793	883	660	1,449	731	421	311	535
Insurance			197	3,580	629	1,055	662	662	920	643	13	330	-	1,240
Trustee Fees			57	12	1	76	-	-	88	-	-	84	-	-
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866	78,305	55,438	50,024	51,393
Other	837	2,553	998	802	1,446	1,293	1,076	1,270	1,707	1,617	7,235	1,673	1,171	1,423
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	105,572	153,010	123,056	128,234	141,409	92,882	89,256	96,717

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	7,335	(10,699)	(6,525)	(2,669)	(6,884)	16,586	15,931	(6,766)

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595	317	10	3,293	(1,856)	(2,413)	191	(505)	34

Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	96,700	9,500	500	8,200	(8,200)	-	-

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 5,133	$ 13,710	$ 29,136	$ 22,404

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037	$ 106,913	$ 99,371	$ 100,055
Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	96,700	9,500	500	(1,800)	(8,200)	-	-
DIP Balance, Ending	-	-	-	-	-	2,500	-	96,700	106,200	107,409	106,237	98,713	99,371	100,055
Accrued Interest	-	-	-	-	-	-	-	-	709	628	676	658	685	667
Total DIP Balances	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037	$ 106,913	$ 99,371	$ 100,055	$ 100,723

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 84,250	$ 84,250	$ 66,250	$ 70,750
Estimated	56,500	12,250	60,250	16,000	1,750	79,500	1,250	5,250	76,500	7,750	-	66,250	4,500	4,000
Payment			(56,500)	(12,250)	(500)	(76,000)	-	-	(87,500)	-	-	(84,250)	-	-
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 84,250	$ 84,250	$ 66,250	$ 70,750	$ 74,750

FORM 2-D
MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: June 1, 2004 to June 30, 2004

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 29,136	$ 29,119	$ 0	$ 1	$ (0)	$ 0	$ 6	$ 1	$ 0	$ 9	$ (0)

Operating Receipts
Deposits	38,559				29,026		9,117				416
Intercompany Deposits	51,393	22,281	3,413	13,503		164	3,928			8,083	21
Total Cash Receipts	89,952	22,281	3,413	13,503	29,026	164	13,045	-	-	8,083	437

Operating Disbursements:
Raw Material Purchases	9,829		2,899		485		6,445
Natural Gas	20,992	900		12,425			146			7,520
Payroll & Benefits	3,243	3,053		13			79			97
Utilities	958	43		80		0	642			152	40
Interest	1,841	1,841
Delivery & Storage	2,500		510	15	1,700	151	114				8
Operating & Maintenance Materials	573	5		170	3	-	338			45	13
Taxes, Licenses, Duties, etc.	1,172	964	4	105	46	0	45			6	2
Reorganization	376	368		3			5
Capital Expenditures	644	4		1			549			90
Chemicals	535			271			261			3	0
Insurance	1,240	1,240
Trustee Fees	-
Intercompany Payments	51,393	20,192			26,673		4,245			-	283
Other	1,423	426	0	419	115	11	258			149	44
Total Operating Disbursements	96,717	29,036	3,413	13,503	29,022	163	13,128	-	-	8,062	390

Net Cash Flows from Operations	(6,766)	(6,756)	0	(0)	4	1	(83)	-	-	21	47

Negative Cash Balance Reclassified to Payables	34	26	-	-	(4)	(1)	85	-	-	(25)	(47)

Net DIP Advances (Payments)	-

Ending Cash Balances	$ 22,404	$ 22,389	$ 0	$ 1	$ (0)	$ (0)	$ 8	$ 1	$ 0	$ 5	$ 0

Loan Balances
DIP Balance, Beginning	$ 100,055	$ 100,055	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	-	-	-		-	-	-		-	-	-
DIP Balance, Ending	100,055	100,055	-	-	-	-	-	-	-	-	-
Accrued Interest	667	667	-	-	-	-	-	-	-	-	-
Total DIP Balances	$ 100,723	$ 100,723	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 2, 2004	$ 278,855	$ 57,909	$ 18,523	$ 29,265	$ 106,500	$ 513	$ 49,480	$ 278	$ 1	$ 11,339	$ 5,048

Trustee Fees (Dollars):
Beginning Balance	$ 70,750	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 3,750	$ 10,000	$ 750	$ 250	$ 8,000	$ 8,000
Estimated	4,000	-	-	-	-	-	-	-	-	2,000	2,000
Payment	-	-	-	-	-	-	-	-	-	-	-
Ending Balance	$ 74,750	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 3,750	$ 10,000	$ 750	$ 250	$ 10,000	$ 10,000

FORM 2-E.1
MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: June 1, 2004 to June 30, 2004
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	1	1
SIT	(11)	(11)
SUTA	(1)	(1)
Other	1,421	1,421
A/P Trade	12,902	12,902
A/P Received not paid	159	159
A/P Consignment parts	(0)	(0)
A/P Freight	605	605
A/P Contract retention	321	321
A/P Competitive discounts	(299)	(299)
A/P Medical claims - IBNR	311	311
A/P Other	2,754	2,754
Employee benefits & withholdings	2,729	2,729
Accrued taxes - Federal & State	824	824
Accrued interest	4,924	4,924
Closure cost - Current	-	0
	$ 26,642	$ 26,642	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 23,716	18,584	4,471	171	491
A/R Miscellaneous Billings	672	512	107	27	25
A/R Other	3,537	3,537
A/R Affiliates	0	0
Notes Receivable-Employees	0	0
	$ 27,925	$ 22,633	$ 4,578	$ 198	$ 516

FORM 2-E.2
MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: June 1, 2004 to June 30, 2004
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (2nd Layer)	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$250,000,000	07/01/05	Yes
Arthur J. Gallagher & Co., R. K. Harrison (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E.3
MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: June 1, 2004 to June 30, 2004
Case Number: 03-2984WEE

DISCUSSION

               On June 25, 2004, the Court entered an Interim Order permitting the $182.5 million Replacement DIP provided by the New York-based lenders Citigroup Global Markets, Inc., an affiliate of Citigroup, Perry Principals Investments, LLC, an affiliate of Perry Capital and Varde Investment Partners, L.P., an affiliate of Varde Partners, Inc.  The parties entered into the Replacement DIP on July 1, 2004, and the Court entered a Final Order approving the Replacement DIP on July 15, 2004.  The Replacement DIP, which includes a $22.5 million revolving credit facility provided solely by an affiliate of Citigroup, replaced all of the Company's pre-petition and post-petition secured debt, a portion of which matured on June 30, 2004.  The maturity of the Replacement DIP is the earlier of the Company's exit from bankruptcy or December 31, 2004, and the Company has the option to extend the maturity through June 30, 2005, under certain conditions.

For additional details please see the Company's form 10-k filed with the Security and Exchange Commission on September 28, 2004.

FORM 2-E.4